Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Meritage Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Hilton, Co-Chief Executive Officer of the Company certify, to the best of my knowledge, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE CORPORATION,
a Maryland Corporation
By	/s/	STEVEN J. HILTON
Steven J. Hilton
Co-Chief Executive Officer

Date: November 12, 2003